EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (the "Corporation"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Dated: August 14, 2003         /s/ Jerry L. Dauderman
                               -----------------------------------
                               Jerry Dauderman
                               Chairman of the Board and Chief Executive Officer


Dated: August 14, 2003         /s/ Michael L. Armstrong
                               -----------------------------------
                               Michael L. Armstrong
                               Executive Vice President and
                               Chief Financial Officer